                                                                   EXHIBIT 10.45

                                                                  EXECUTION COPY


                                                CONFIDENTIAL TREATMENT REQUESTED
                                                            PURSUANT TO RULE 406

================================================================================

                                FUNDING AGREEMENT

                                     between

                           CHAUTAUQUA AIRLINES, INC.,

                                       and

              AGENCIA ESPECIAL DE FINANCIAMENTO INDUSTRIAL - FINAME

                          Dated as of December 27, 2001

================================================================================

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

                                TABLE OF CONTENTS

                                                                     PAGE
SECTION 1. DEFINITIONS..................................................2
     1.1     Defined Terms..............................................2
     1.2     Other Definitional Provisions.............................12

SECTION 2. AMOUNT AND TERMS OF COMMITMENTS.............................12
     2.1     Commitments...............................................12
     2.2     Commitment and Origination Fees...........................13
     2.3     Procedure for Borrowing...................................13
     2.4     Terms of Loans; Evidence of Debt..........................15
     2.5     Taxes.....................................................16
     2.6     Delivery of Aircraft......................................17

SECTION 3. REPRESENTATIONS AND WARRANTIES OF CHAUTAUQUA................17
     3.1     Financial Condition.......................................17
     3.2     Corporate Existence; Compliance with Law..................18
     3.3     Corporate Authorization...................................18
     3.4     No Violation..............................................18
     3.5     Approvals.................................................18
     3.6     Valid and Binding Agreement...............................18
     3.7     Litigation................................................19
     3.8     Commitment Termination Event..............................19
     3.9     Purpose of the Direct Loans...............................19
     3.10    Chief Executive Office....................................19
     3.11    Compliance with Laws......................................19
     3.12    Schedule II...............................................19
     3.13    No Withholding............................................19
     3.14    Code-Share Agreements.....................................19

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE LENDER................20
     4.1     Existence; Compliance with Law............................20
     4.2     Power; Authorization; Enforceable Obligations.............20
     4.3     No Legal Bar..............................................20
     4.4     Litigation................................................20
     4.5     No Immunities.............................................21
     4.6     BNDES Liability...........................................21

SECTION 5. CONDITIONS PRECEDENT........................................21
     5.1     Lender Conditions to Financial Closing....................21
     5.2     Chautauqua's Conditions to Financial Closing..............23
     5.3     Conditions to Each Direct Loan............................25
     5.4     No Obligation to Borrow...................................25

SECTION 6. COVENANTS...................................................25
     6.1     Chautauqua's Covenants....................................25

SECTION 7. COMMITMENT TERMINATION EVENT................................25

SECTION 8. MISCELLANEOUS...............................................26
     8.1     Amendments and Waivers....................................26
     8.2     Notices...................................................26
     8.3     No Waiver; Cumulative Remedies............................27
     8.4     Survival of Representations and Warranties................27
     8.5     Payment of Expenses and Costs.............................27
     8.6     Successors and Assigns....................................28
     8.7     Mergers and Change in Control.............................29
     8.8     Contractual Currency......................................31
     8.9     Severability..............................................32
     8.10    Integration...............................................32
     8.11    GOVERNING LAW.............................................32
     8.12    Submission To Jurisdiction; Waivers.......................32
     8.13    Waiver of Immunities......................................33
     8.14    WAIVERS OF JURY TRIAL.....................................33
     8.15    Confidentiality...........................................33
     8.16    Counterparts..............................................34
     8.17    Bank Force Majeure........................................34
     8.18    Restructuring.............................................34

SECTION 9. SPECIAL LENDER PROVISIONS FOR DIRECT LOANS..................35
     9.1     Breakage Cost.............................................35
     9.2     Prepayment................................................35
     9.3     Configuration of Aircraft.................................35
     9.4     Re-Registration...........................................35
     9.5     Leasing...................................................35
     9.6     Quiet Enjoyment...........................................35
     9.7     Insurance.................................................35
     9.8     Maintenance...............................................35
     9.9     Annual Reports............................................35
     9.10    Airframe Interchange......................................35

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ANNEXES

Annex A: Form of Notice of Borrowing

Annex B: Form of Planning Notice

SCHEDULES

Schedule I:       [Intentionally omitted].

Schedule II:      Delivery Dates of Aircraft Scheduled for Financing

Schedule III:     Code-Share Agreements

Schedule IV:      Treaty Countries

Schedule V:       Relevant Interest Rate based on Relevant LIBOR

EXHIBITS

Exhibit A:        Form of Relevant Participation Agreement

Exhibit B-1:      Form of Relevant Loan Agreement (Leveraged Leasing Loans)

Exhibit B-2:      Form of Relevant Loan Agreement (Direct Loans)

Exhibit C-1:      Form of Relevant Security Agreement (Leveraged Leasing Loans)

Exhibit C-2:      Form of Relevant Security Agreement (Direct Loans)

Exhibit D-1:      Form of Relevant Lease Agreement

Exhibit E:        Form of Process Letter Request and Acceptance

Exhibit F:        Form of Financial Closing Certificate

Exhibit G-J:      [omitted]

Exhibit K:        [omitted]

Exhibit L:        [omitted]

Exhibit M:        [omitted]

Exhibit N:        Form of Trust Agreement

          FUNDING AGREEMENT, dated as of December 27, 2001, between CHAUTAUQUA AIRLINES, INC., a New York corporation ("CHAUTAUQUA") and AGENCIA ESPECIAL DE FINANCIAMENTO INDUSTRIAL, a Brazilian Federal public company with its main offices in the City of Rio de Janeiro, at Avenida Republica do Chile, No. 100, registered in the General Register of Taxpayers under the number 33.660.564/0001-00 (the "LENDER" or "FINAME"), a wholly owned subsidiary of Banco Nacional de Desenvolvimento Economico e Social, a Brazilian Federal public company with its principal place of business in Brasilia, Distrito Federal, Federative Republic of Brazil, and main offices in the City of Rio de Janeiro, at Avenida Republica do Chile, No. 100, registered in the General Register of Taxpayers under the number 33.657.248/0001-89 ("BNDES").

                              W I T N E S S E T H :

          WHEREAS, Solitair and Embraer-Empresa Brasileira de Aeronautica S.A. (the "MANUFACTURER") have entered into the Purchase Agreement pursuant to which the Manufacturer has agreed to manufacture and sell to Solitair, and Solitair has agreed to purchase and take delivery, from time to time, of Embraer manufactured aircraft, including of EMB-145LR jet aircraft, each equipped with two Allison AE3007A1P engines, and including the 4 aircraft listed in Schedule II hereto (the "AIRCRAFT") and Solitair has assigned its rights to purchase the Aircraft to Chautauqua;

          WHEREAS, FINAME is a wholly-owned subsidiary of BNDES, the basic purpose of which is to promote the development and modernization of Brazil's capital goods manufacturing industry;

          WHEREAS, the Credit Committee of BNDES has approved the general guidelines for the financing of the export of the Aircraft by the Manufacturer to Chautauqua, subject to the final approval by the BNDES Board of Directors;

          WHEREAS, the negotiation of the Loan Documents is a time consuming process and Chautauqua in order to accommodate its fleet needs has entered into a Bridge Loan with the Manufacturer, in connection with the delivery of each of the Aircraft to it prior to the date hereof;

          WHEREAS, FINAME upon the terms and conditions of this Agreement, undertakes to provide the Direct Loans contemplated hereunder for the purpose of financing the export of the four (4) Aircraft;

          WHEREAS, the Bridge Loan for an Aircraft will terminate upon the extension of the Direct Loan for such Aircraft by FINAME pursuant hereto;

          WHEREAS, each Aircraft financed hereunder will be more fully described in a Relevant Security Agreement;

          WHEREAS, the disbursement by FINAME under each Relevant Loan Agreement in accordance with the terms and provisions hereof shall constitute the payment to the Manufacturer of the export transactions described above;

          WHEREAS, the Lender has agreed to make the Direct Loans available to the Borrower in an amount not to exceed the Relevant Maximum Aircraft Cost for each of the Aircraft; and

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                             SECTION 1. DEFINITIONS

     1.1 DEFINED TERMS. As used in this Agreement, unless otherwise defined herein, all capitalized terms shall have the respective meanings set forth below:

     "ACTUAL KNOWLEDGE": with respect to a party, actual knowledge of a President, Vice President, Director, or more senior officer thereof, or any other officer of a party having responsibility for the transactions contemplated by the Loan Documents; provided that each party shall be deemed to have "Actual Knowledge" of any matter as to which it has received notice in accordance with
Section 8.2 of this Agreement.

     "ADDITIONAL COMMITMENT PERIOD": means the period, if any, during which FINAME is committed by written agreement between Chautauqua and Lender to provide financing to Chautauqua with respect to EMB aircraft (other than the 4 Aircraft) to be delivered under the Purchase Agreement.

     "AFFILIATE": means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such person. For purposes of this definition, "CONTROL" means the power, directly or indirectly, to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise and "CONTROLLING," "CONTROLLED BY" and "under common control with" have correlative meanings.

     "AFTER-TAX BASIS": with respect to any payment to be received or accrued by any Person, the amount of such payment adjusted, if necessary, so that such payment, after taking into account all Taxes payable to any taxing authority as a result of the receipt or accrual of such payments and any savings in Taxes with respect to the indemnified Taxes or other liability in respect of which such payment is due, shall be equal to the payment to be received or accrued.

     "AGREEMENT": this Funding Agreement.

     "AIRCRAFT": as defined in the recitals hereto, and including for any Aircraft the Relevant Aircraft BFE.

     "AIRFRAME WARRANTY AGREEMENT": an agreement of the Manufacturer concerning Aircraft warranties.

     [*]

     [*]

     "ASSIGNMENT": (i) with respect to a Leveraged Leasing Loan, as defined in
Section 10.1.3(b)(2) of the Relevant Participation Agreement and (ii) with respect to a Direct Loan, as defined in Section 9.5(b)(2) of the Relevant Loan Agreement.

     "BANKRUPTCY CODE": means the United States Bankruptcy Code, 11 U.S.C. Section 101 ET SEQ.

     "BANKRUPTCY EVENT": with respect to any Person, any of the following events:

     (a) such Person shall consent to the appointment of or the taking of possession by the receiver, trustee or liquidator of itself or of substantially all of its property, or such Person shall admit in writing its inability to pay its debts generally as they come due, or does not pay its debts generally as they become due or shall make a general assignment for the benefit of creditors; or

     (b) such Person shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, liquidation or other relief in a proceeding under the Bankruptcy Code (as in effect at such time) or such Person shall seek relief by voluntary petition, answer or consent, under the provisions of any other bankruptcy, insolvency or other similar Law providing for the reorganization or winding-up of corporations (as in effect at such time) or such Person's board of directors shall adopt a resolution authorizing any of the foregoing; or

     (c) an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of such Person, a receiver, trustee or liquidator of such Person or of substantially all of its property, or sequestering substantially all of the property of such Person, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof; or

     (d) a petition against such Person in a proceeding under the Bankruptcy Code (as in effect at such time) or any other bankruptcy laws or insolvency laws shall be filed and shall not be withdrawn or dismissed within 90 days thereafter, or, under the provisions of any Law providing for reorganization or winding-up of corporations which may apply to such Person, any court of competent jurisdiction shall assume jurisdiction, custody or control of such Person or of substantially all of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 90 days.

     "BNDES": as defined in the recitals hereto.

     "BORROWER": (i) with respect to a Leveraged Leasing Loan, the "Lessor" named in the Relevant Participation Agreement, and (ii) with respect to a Direct Loan, the Borrower (which shall be Chautauqua) named in the Relevant Loan Agreement.

     "BORROWING DATE": the date on which a Direct Loan is made pursuant hereto.

     "BRAZIL": the Federative Republic of Brazil.

     [*]

     "BRIDGE AIRCRAFT": the Aircraft, as listed on Schedule II. .

     "BRIDGE LOAN": in the case of each Bridge Aircraft, the loan by the Manufacturer to Chautauqua made on the applicable Delivery Date to Chautauqua by the Manufacturer.

     "BUSINESS DAY": any day other than a Saturday, Sunday or a day on which commercial banks are authorized or required by law, regulation or executive order to be closed in New York, New York, Indianapolis, Indiana, Rio de Janeiro, Brazil, or the city and state in which the Corporate Trust Department is located.

     "CHANGE IN CONTROL" and "CONTROL": as defined in Section 8.7(c) hereof.

     [*]

     "CHAUTAUQUA": as defined in the recitals hereto.

     "CHAUTAUQUA MERGER TRANSACTION": as defined in Section 8.7 hereof.

     "CHAUTAUQUA SUCCESSOR": as defined in Section 8.7 hereof.

     "CITIZEN OF THE UNITED STATES": defined in Section 40102(a)(15) of the Federal Aviation Code and in the FAA Regulations.

     "CODE": the United States Internal Revenue Code of 1986, as amended from time to time.

     "CODE-SHARE AGREEMENT" means an agreement of the Lessee pursuant to which it is entitled to fly jet aircraft under another carrier's Designator Code.

     "COLLATERAL": shall have the meaning specified in a Relevant Security Agreement.

     "COMMITMENT": the obligation of the Lender to make Direct Loans pursuant to
Section 2.1 hereof.

     "COMMITMENT PERIOD": the period from and including the Financial Closing Date to and including the Termination Date or to such earlier date on which the Commitments shall terminate as provided in this Agreement.

     "COMMITMENT TERMINATION EVENT": as defined in Section 7 hereof.

     "CONTRACTUAL OBLIGATION": as to any Person, any provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

---------
* Confidential

     "CONTRACTUAL CURRENCY": as defined in Section 8.8 hereof.

     "CORPORATE TRUST DEPARTMENT": the Corporate Trust Department of the Security Trustee located at the principal corporate trust office of the Security Trustee as specified in Section 11.7 of the Security Agreement, or such other department or office at which the Security Trustee's corporate trust business shall be administered which the Security Trustee shall have specified by written notice to the Borrower, Chautauqua and the Lender.

     "DEBT": any liability for borrowed money, or any liability for the payment of money in connection with any letter of credit transaction or any other liabilities evidenced or to be evidenced by bonds, debentures, notes or other similar instruments.

     "DELIVERY DATE" or "DATE OF ACTUAL DELIVERY": with respect to any Aircraft under the Direct Loans, the date on which such Aircraft was delivered by the Manufacturer to the Borrower.

     "DESIGNATOR CODE": the airline designations originally allotted and administered pursuant to Agreements CAB 24606 and 26056.

     "DIRECT LOAN": any direct loan made by the Lender pursuant to Section 2.1 hereof and a Relevant Loan Agreement (Direct Loans) as evidenced by such Relevant Loan Agreement (Direct Loans) and Relevant Notes.

     "DOLLARS" and "$": the lawful currency of the United States.

     "ENGINE MANUFACTURER": Rolls-Royce Corporation, formerly known as Allison Engine Company, Inc., a Delaware corporation.

     "ENGINE WARRANTY AGREEMENT": an agreement of the Engine Manufacturer concerning engine warranties.

     "FAA": the Federal Aviation Administration of the United States or any Government Entity succeeding to the functions of such Federal Aviation Administration.

     "FAA APPLICATION FOR AIRCRAFT REGISTRATION": an application for registration of an Aircraft in the name of the Borrower on AC Form 8050-1 or such other form approved by the FAA.

     "FAA REGULATIONS": the Federal Aviation Regulations issued or promulgated pursuant to the Federal Aviation Code from time to time.

     "FEDERAL AVIATION CODE": the sections of title 49 of the United States Code relating to aviation, as amended from time to time, or any provisions enacted in substitution or replacement thereof.

     "FINAME": as defined in the recitals hereto.

     "FINANCIAL CLOSING DATE": the date on which the conditions precedent set forth in Section 5.1 and 5.2 hereof shall have been satisfied or waived, as evidenced by a certificate in the form of Exhibit F hereto executed by the Lender, in the case of Section 5.1, and by Chautauqua, in the case of Section 5.2.

     "FITCH": Fitch IBCA, Inc. (or any successor thereto).

     "FLY-AWAY-FACTORY CONDITION": with respect to any Aircraft, that such Aircraft is or was accepted by Chautauqua from the Manufacturer on the Delivery Date as new and in compliance with the Purchase Agreement, subject to delivery discrepancies which the Manufacturer agrees or agreed to remedy.

     "GAAP": generally accepted accounting principles as set forth in the statements of financial accounting standards issued by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants, as such principles may at any time or from time to time be varied by any applicable financial accounting rules or regulations issued by the SEC and, with respect to any Person, shall mean such principles applied on a basis consistent with prior periods except as may be disclosed in such Person's financial statements.

     "GOVERNMENT ENTITY": (a) any national, federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Loan Documents or relating to the observance or performance of the obligations of any of the parties to the Loan Documents.

     "Indemnified Taxes": means Taxes other than:

     (a) Taxes imposed on the Lender in excess of Taxes that would have been imposed if such Lender had not engaged in any business in or had any presence or contact in the jurisdiction imposing such Taxes other than any business, presence or contact as a result of the operation, presence, registration or location of the Aircraft in such jurisdiction or as a result of the transactions contemplated by this Agreement;

     (b) Taxes imposed on the Lender that arise out of or are caused by the gross negligence or willful misconduct of such Lender (unless such gross negligence or willful misconduct is imputed to such Lender by reason of the acts or omissions of Borrower);

     (c) Taxes that would not have been imposed but for any failure of the Lender to (x) file proper and timely reports or returns or to pay any Taxes when due (except to the extent caused by a breach by Chautauqua of its obligations pursuant to Section 2.5 of this Agreement), (y) [*], comply with any certification, information, documentation, reporting or other similar requirements, concerning the nationality, residence, identity or connection with jurisdiction imposing such Taxes, if such compliance is required to obtain or establish relief or exemption from or reduction in such Taxes and such Lender was eligible to comply with such requirement (but only if and to the extent that such Lender is entitled under applicable law to furnish such forms and is eligible to claim such reduction or exemption and only to the extent that such forms

---------
* Confidential
may be filed by such Lender without adverse consequences to the Lender or any of its Affiliates, or risk thereof, as reasonably determined by such Lender in good faith)[*]

     [*]Taxes imposed by any Government Entity in a jurisdiction within which such Lender is incorporated or has its principal place of business (but excluding any such Taxes resulting from the presence, activities or conduct of Chautauqua (or any Affiliate of Chautauqua) in such jurisdiction); or

     [*]

     "IRS": the Internal Revenue Service of the United States or any Government Entity succeeding to the functions of such Internal Revenue Service.

     "LAW": (a) any constitution, treaty, statute, law, decree, regulation, order, rule or directive of any Government Entity, and (b) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.

     "LENDER": as defined in the recitals hereto.

     "LENDER PROCESS AGENT": as defined in Section 8.12(b) hereof.

     "LESSEE": Chautauqua and any of its successors or assigns.

     "LEVERAGED LEASING LOAN": any Loan A that is converted into a leveraged leasing loan pursuant to Section 8.18.

     "LIEN": any mortgage, pledge, lien, charge, claim, encumbrance, lease or security interest affecting title to or any interest in property.

     "LOAN": a Loan A, Loan B or a Leveraged Leasing Loan, as the case may be.

     "LOAN A": that portion of a Direct Loan evidenced by a Note A, substantially in the form of Annex B-1 to any Relevant Loan Agreement (Direct Loans).

     "LOAN A COMMITMENT": the obligation of the Lender to make Loan A's pursuant to Section 2.1 hereof.

     "LOAN A MATURITY DATE": for any Loan A, the date specified as the Loan A Maturity Date in the Relevant Loan Agreement (Direct Loans).

     "LOAN B": that portion of a Direct Loan evidenced by a Note B, substantially in the form of Annex B-2 to any Relevant Loan Agreement (Direct Loans).

     "LOAN DOCUMENTS": collectively, this Agreement, the Relevant Participation Agreements (with respect to Leveraged Leasing Loans), the Relevant Loan Agreements, the Relevant Notes, the Relevant Security Agreements, the Relevant Lease Agreements (with respect to Leveraged Leasing Loans), the Relevant Sublease Assignments (with respect to Leveraged Leasing Loans), the Relevant Lease Assignments (with respect to Direct Loans), the Relevant Purchase

---------
* Confidential

Agreement Assignments, the Relevant Bills of Sale, the Engine Warranty Agreement, the Airframe Warranty Agreement, and any other agreement or instrument which is specifically identified therein as a "Loan Document" for purposes hereof with the consent of the Borrower and the Lessee with respect to Leveraged Leasing Loans, and with the consent of the Borrower with respect to Direct Loans.

     "MANUFACTURER": as defined in the recitals hereto.

     [*]

     "MATERIAL CHANGE": for any Person, any event, condition or circumstance that materially and adversely affects such Person's business or consolidated financial condition, or its ability to perform its obligations under the Loan Documents.

     "MOODY'S": Moody's Investors Service, Inc. (or any successor thereto).

     "NOTICE OF BORROWING": a notice delivered to the Lender pursuant to Section
2.3 hereof, such Notice to be substantially in the form of Annex A hereto.

     "OFFICER'S CERTIFICATE": in respect of any party, a certificate signed by the Chairman, the President, any Vice President (including those with varying ranks such as Executive, Senior, Assistant or Staff Vice President), a Director, the Treasurer or the Secretary of such party.

     "OPERATIVE AGREEMENTS": (i) with respect to Leveraged Leasing Loans, as defined under the Relevant Participation Agreement and (ii) with respect to Direct Loans, as defined in the Relevant Loan Agreement (Direct Loans).

     "ORIGINATION FEE": as specified in Section 2.2(c) hereof.

     "OWNER PARTICIPANT": as defined in the Relevant Participation Agreement.

     "OWNER TRUSTEE": as defined in the Relevant Participation Agreement.

     "PERMITTED AIR CARRIER": (i) for each Leveraged Leasing Loan, as defined in the Relevant Lease and (ii) for each Direct Loan, as defined in the Relevant Security Agreement.

     "PERMITTED LEASE": for each Direct Loan, as defined in the Relevant Security Agreement.

     "PERMITTED LESSEE": for each Direct Loan, as defined in the Relevant Security Agreement.

     "PERMITTED SUBLEASE": for each Leveraged Leasing Loan, as defined in the Relevant Lease.

     "PERMITTED SUBLESSEE": for each Leveraged Leasing Loan, as defined in the Relevant Lease.

---------
* Confidential

     "PERSON": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, government entity or other entity of whatever nature.

     "PLANNING NOTICE": a notice substantially in the form of Annex B.

     "PURCHASE AGREEMENT": the EMB-145 Purchase Agreement Number GCT-025/98, dated as of June 17, 1998, between Manufacturer and Solitair.

     "RELEVANT AIRCRAFT": the Aircraft identified in any Relevant Security Agreement.

     "RELEVANT AIRCRAFT BFE": with respect to any Aircraft, the buyer furnished equipment, if any, to be installed thereon on or after the Delivery Date, as scheduled in the Relevant BFE Bill of Sale.

     "RELEVANT BFE BILL OF SALE": with respect to any Aircraft as to which there is any Relevant Aircraft BFE, any bill of sale conveying the Relevant Aircraft BFE to the Manufacturer.

     "RELEVANT BILLS OF SALE": with respect to any Aircraft, the Relevant FAA Bill of Sale and the Relevant Warranty Bill of Sale covering such Aircraft.

     "RELEVANT BORROWING DATE": the date on which a Direct Loan is made by the Lender to the Borrower under the Relevant Loan Agreement.

     "RELEVANT COLLATERAL": with respect to any Direct Loan, the "Collateral" identified in Section 2 of the Relevant Security Agreement relating thereto.

     "RELEVANT FAA BILL OF SALE": with respect to any Aircraft, the bill of sale for such Aircraft on AC Form 8050-2 (or such other form as may be approved by the FAA) executed by the Manufacturer in favor of the Borrower on the Delivery Date (as defined in the Relevant Loan Agreement) or such other form approved by the FAA.

     "RELEVANT INTEREST RATE": the rate per annum determined in accordance with
Schedule V, based upon Relevant LIBOR.

     "RELEVANT LEASE AGREEMENT" or "RELEVANT LEASE": with respect to any Aircraft under the Leveraged Leasing Loans, the lease to be executed between the Borrower as lessor and Chautauqua as lessee, substantially in the form of Exhibit D-1 hereto.

     "RELEVANT LEASE ASSIGNMENT": with respect to any Direct Loan, a Lease Assignment, substantially in the form of Exhibit B to Exhibit C-2 hereto.

     [*]

     "RELEVANT LOAN AGREEMENT": a "Relevant Loan Agreement (Leveraged Leasing Loans)" or a "Relevant Loan Agreement (Direct Loans)", as the case may be.

---------
* Confidential

     "RELEVANT LOAN AGREEMENT (DIRECT LOANS)": with respect to any Direct Loan, the Loan Agreement to be executed and delivered by the Lender and the Borrower as of the Relevant Borrowing Date of such Direct Loan, substantially in the form of Exhibit B-2 hereto.

     "RELEVANT LOAN AGREEMENT (LEVERAGED LEASING LOANS)": with respect to any Leveraged Leasing Loan, the Loan Agreement to be executed and delivered by the Lender and the Borrower as of the Relevant Borrowing Date of such Leveraged Leasing Loan, substantially in the form of Exhibit B-1 hereto.

     "RELEVANT MANUFACTURER'S INVOICE": with respect to any Aircraft financed by Direct Loans, the invoice of the Manufacturer setting forth the purchase price of such Aircraft.

     "RELEVANT MAXIMUM AIRCRAFT COST": with respect to any Aircraft, the purchase price for such Aircraft under the Purchase Agreement in [*]

     "RELEVANT NET AIRCRAFT COST": with respect to any Aircraft, the purchase price of such Aircraft, net of all credit memoranda and adjustments, as set forth in the Manufacturer's invoice.

     "RELEVANT NOTE" OR "RELEVANT NOTES": (i) with respect to any Leveraged Leasing Loan, the promissory note to be executed and delivered by the Borrower in favor of the Lender, substantially in the form of Exhibit A to the Relevant Loan Agreement (Leveraged Leasing Loans), and (ii) with respect to any Direct Loan, the promissory notes to be executed and delivered by the Borrower in favor of the Lender on the Relevant Borrowing Date of such Direct Loan, substantially in the form of Annex B-1 and B-2 to the Relevant Loan Agreement (Direct Loans).

     "RELEVANT PARTICIPATION AGREEMENT": with respect to any Leveraged Leasing Loan, the Participation Agreement with respect to the Relevant Aircraft, substantially in the form of Exhibit A hereto.

     "RELEVANT PAYMENT DATE": with respect to any Loan A, [*], commencing with the first such date following the Relevant Borrowing Date, and the Loan A Maturity Date.

     "RELEVANT PURCHASE AGREEMENT ASSIGNMENT": with respect to any Direct Loan, the Purchase Agreement Assignment between Solitair and the Borrower, consented to by the Manufacturer.

     "RELEVANT SECURITY AGREEMENT: a "Relevant Security Agreement (Leveraged Leasing Loans)" or "Relevant Security Agreement (Direct Loans)", as the case may be.

     "RELEVANT SECURITY AGREEMENT (DIRECT LOANS)": with respect to any Direct Loan, the Aircraft Security Agreement covering the Relevant Aircraft, substantially in the form of Exhibit C-2 hereto.

     "RELEVANT SECURITY AGREEMENT (LEVERAGED LEASING LOANS)": with respect to any Leveraged Leasing Loan, the Aircraft Security Agreement covering the Relevant Aircraft, substantially in the form of Exhibit C-1 hereto.

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     "RELEVANT SUBLEASE ASSIGNMENT": with respect to any Leveraged Leasing Loan, a Sublease Assignment, substantially in the form of Exhibit B to Exhibit D-1 hereto.

     "RELEVANT WARRANTY BILL OF SALE": with respect to any Leveraged Leasing Loan or Direct Loan, the full warranty bill of sale covering the Relevant Aircraft, executed by the Manufacturer in favor of the Borrower.

     "REQUIREMENT OF LAW": as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any Law, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "SEC": the Securities and Exchange Commission of the United States, or any Government Entity succeeding to the functions of such Securities and Exchange Commission.

     "SECTION 1110": Section 1110 of the United States Bankruptcy Code, or any successor section of the United States federal bankruptcy Law in effect from time to time.

     "SECTION 1110 AIR CARRIER": means a Person holding an air carrier operating certificate issued pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo.

     "SECURITY AGREEMENT": any Relevant Security Agreement.

     "SECURITY TRUSTEE": with respect to any Leveraged Leasing Loan or Direct Loan, the institution identified as such in the introductory paragraph of the Relevant Security Agreement with respect to such Leveraged Leasing Loan or Direct Loan, initially JP Morgan Chase Bank.

     "SOLITAIR". Solitair Corp., a Delaware corporation and an affiliate of Chautauqua.

     "SUBSTANTIAL PART": for any Leveraged Leasing Loan or Loan A, 90% or more of the then remaining cash flow scheduled to be paid under such Leveraged Leasing Loan or Loan A.

     "TAX" and "TAXES" means all governmental or quasi-governmental fees (including, without limitation, license, filing and registration fees) and all taxes (including, without limitation, franchise, excise, stamp, value added, income, gross receipts, sales, use, property, personal and real, tangible and intangible taxes and mandatory contributions), withholdings, assessments, levies, imposts, duties or charges, of any nature whatsoever, together with any penalties, fines, additions to tax or interest thereon or other additions thereto imposed, withheld, levied or assessed by any country, taxing authority or governmental subdivision thereof or therein or by any international authority, including any taxes imposed on any Person as a result of such Person being required to collect and pay over withholding taxes.

     "TERMINATION DATE": means January 18, 2002.

     "UCC": the Uniform Commercial Code as in effect in any applicable jurisdiction.

     "UNITED STATES" and "U.S.": the United States of America.

                                      -11-
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     "U.S. CERTIFICATED AIR CARRIER": any United States air carrier that is a
Citizen of the United States holding an air carrier operating certificate issued pursuant to chapter 47 of title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6000 pounds or more of cargo, and as to which there is in force an air carrier operating certificate issued pursuant to Part 121 of the FAA Regulations, or which may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof.

     "U.S. Tax Law": includes the Code, any regulations promulgated or proposed thereunder (the "Regulations") [*]

     "U.S. WITHHOLDING TAX": any Tax imposed by way of deduction or withholding by the United States federal government, including the federal income tax imposed under Sections 881(a) and 1442 of the Code, on payments to a person who is not a United States Person within the meaning of Section 7701(a)(30) of the Code.

     1.2 OTHER DEFINITIONAL PROVISIONS. As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms, to the extent not otherwise defined, shall have the respective meanings given to them under GAAP.

     (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Appendix, Annex, Schedule and Exhibit references are to this Agreement unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     (c) References to any Person shall include such Person's successors and assigns subject to any limitations provided for herein or in the other Loan Documents.

     (d) References to any agreement shall be to such agreement as amended, modified or supplemented.

                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

     2.1 COMMITMENT. Subject to the terms and conditions hereof, the Lender agrees to make Direct Loans to the Borrower from time to time during the Commitment Period in accordance with Section 2.3, each Direct Loan to be in a principal amount equal to the Relevant Net Aircraft Cost, not to exceed [*] of the Relevant Maximum Aircraft Cost, of the Relevant Aircraft to be financed by the Borrower on the Relevant Borrowing Date (or such lesser amount as Chautauqua shall request). Chautauqua may terminate the Commitment, in whole or in part, at any time by written notice to the Lender, PROVIDED that if the Commitment is terminated in full any accrued and unpaid commitment fee and any other amounts due hereunder shall be paid in full. If the Commitment is terminated in part, no interim payment of commitment fee shall be required, but the commitment fee payable on and after the date of such partial termination of the

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Commitments pursuant to Section 2.2 shall be calculated so that no commitment fee accrues on the portion of the Commitments so terminated from and after such date of partial termination.

     2.2 COMMITMENT AND ORIGINATION FEES. (a) The commitment fee due to the Lender under this Agreement shall be equal to [*] for each of the 4 (or fewer) Aircraft at the time scheduled to be financed hereunder. The commitment fee shall be calculated on the total non-disbursed portion of the Loan A Commitment (as such term is defined hereunder) for such Aircraft during the Commitment Period and for so long as such Aircraft are scheduled to be financed hereunder, provided that if the Borrowing Date is [*], the commitment fee shall be [*]. The commitment fee shall be paid [*] by Chautauqua in arrears on the first day of [*]of each year, commencing with [*], with respect to the quarter (or portion thereof) ended on the last day of the preceding month. The commitment fee shall be calculated on the basis of the number of days elapsed and a year consisting of 365 or 366 days, as the case may be. The amount of the Loan A Commitment for each Aircraft (i) for which a Loan A is disbursed during any quarterly period shall be the principal amount of the Loan A disbursed for such Aircraft and (ii) which remains undrawn at the end of such quarterly period, shall be calculated by assuming that the Loan A Commitment amount for such Aircraft is equal to the principal amount of the Loan A for the then most recent of such Aircraft financed hereunder (or, in the absence of a financing, [*] of the Relevant Maximum Aircraft Cost of such Aircraft).

     (b) Commitment fees shall be payable hereunder only with respect to the Aircraft scheduled to be financed hereunder, as determined by Chautauqua pursuant to this paragraph (b) and as initially indicated in Schedule II hereto. Chautauqua shall have the right to change the Aircraft scheduled to be financed at any time upon at least five (5) Business Days' notice to the Lender, provided that (i) all 4 (or fewer) Aircraft are scheduled to be financed hereunder, subject to the provisions of the second sentence of Section 2.1, and (ii) any Aircraft subject to a Planning Notice delivered hereunder shall at the time be scheduled for financing hereunder. Chautauqua shall not have the right to remove an Aircraft from Schedule II and add such Aircraft back to Schedule II at a later time.

     (c) The Origination Fee due to the Lender shall be equal to [*], payable by Chautauqua on the Relevant Borrowing Date of the Relevant Aircraft as a condition to each advance.

     2.3 PROCEDURE FOR BORROWING. (a) Subject to Section 2.3(d), Chautauqua may give notice of a borrowing at any time during the Commitment Period on any Business Day by delivering to the Lender and to the Security Trustee a Notice of Borrowing by 12:00 Noon, New York City time, at least two Business Days prior to the requested Relevant Borrowing Date, specifying the requested Relevant Borrowing Date, which shall be a Business Day which is not the last day of a calendar month unless that is the day scheduled by the Manufacturer for delivery of the relevant Aircraft.

     (b) On or prior to a requested Relevant Borrowing Date initially set forth in a Notice of Borrowing, or any later requested Relevant Borrowing Date to which such requested Relevant Borrowing Date has been delayed as provided herein, Chautauqua may, by notice to the Lender, delay such requested Relevant Borrowing Date; PROVIDED that if Chautauqua desires to delay the requested Relevant Borrowing Date more than five Business Days after the requested Relevant Borrowing Date initially set forth in the Notice of Borrowing, Chautauqua must deliver to the

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Lender a new Notice of Borrowing (any such new Notice of Borrowing delivered following such a delay shall not be subject to Section 2.3(d)) specifying a requested Relevant Borrowing Date which is two or more Business Days after delivery of such new Notice of Borrowing. In the event that Chautauqua delays the requested Relevant Borrowing Date initially set forth in the Notice of Borrowing by the delivery of a new Notice of Borrowing as aforesaid, Chautauqua agrees to pay to the Lender a fee for the period beginning on the third day following the date initially set forth in the Notice of Borrowing (or, if such delay is due to a delay in delivery caused by the Manufacturer, the fifth day following the date initially set forth in the Notice of Borrowing) to the actual Relevant Borrowing Date, computed at a daily rate of [*] of the amount to be borrowed, as set forth in the initial Notice of Borrowing, with respect to such Relevant Aircraft, such fee to be payable on the Relevant Borrowing Date; PROVIDED that no such fee shall be payable if such delay was attributable to the Government of Brazil, BNDES or Lender.

     (c) Chautauqua may, at any time, by notice to the Lender, cancel a Notice of Borrowing without prejudice to its right to deliver a new Notice of Borrowing at a later date with respect to the same or any other Relevant Aircraft. If Chautauqua cancels a Notice of Borrowing in accordance with this Section 2.3(c) after the date initially set forth as the requested relevant Borrowing Date or if Chautauqua fails to borrow on a requested Relevant Borrowing Date set forth in a Notice of Borrowing and such requested Relevant Borrowing Date has not been delayed as provided in Section 2.3(b) Chautauqua shall pay to the Lender a fee for the period beginning on the third day following the date initially set forth as the requested Relevant Borrowing Date in the Notice of Borrowing (or if such cancellation is due to a delay in delivery caused by the Manufacturer, the fifth day following the date initially set forth in the Notice of Borrowing) to the date of such cancellation or failure to borrow, computed at a daily rate of [*] basis points of the amount to be borrowed, as set forth in the initial Notice of Borrowing with respect to such Relevant Aircraft, such fee to be payable within five Business Days after the date of cancellation or failure to borrow, as the case may be; PROVIDED that no such fee shall be payable if such delay was attributable to the Government of Brazil, BNDES or Lender.

     (d) In order to assist the Lender in preparing to fund a requested borrowing for a Relevant Aircraft, Chautauqua agrees to deliver to the Lender and the Security Trustee a Planning Notice at least seven but no more than 11 Business Days prior to the delivery by Chautauqua of an effective Notice of Borrowing; PROVIDED, HOWEVER, that such Planning Notice shall not obligate Chautauqua to issue any Notice of Borrowing or to borrow any amount hereunder and the Planning Notice with respect to the Bridge Aircraft shall be deemed waived if the Borrowing Date is [*]. Chautauqua may, at any time, deliver a second Planning Notice in respect of any Aircraft, in which event any previously issued Notice of Borrowing shall be deemed canceled (including for purposes of clause (c) hereof). Chautauqua shall have no right to deliver more than two Planning Notices with respect to any one Aircraft.

     (e) The Lender may, by notice to Chautauqua, within 48 hours of receipt of a Planning Notice, advise Chautauqua of any day within the 20 Business Day period beginning on the seventh Business Day prior to the Scheduled Delivery Date indicated therein on which the Lender would be unable to advance a Loan pursuant hereto, PROVIDED, however, that the Lender may not indicate more than two consecutive Business Days on which it would be unable to advance a Loan pursuant hereto. If any such day is so advised by the Lender, no such day may be selected by Chautauqua as a requested Relevant Borrowing Date in a Notice of Borrowing.

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     (f) Amounts borrowed by the Borrower shall be disbursed as provided in the
Relevant Loan Agreement.

     (g) All proposed loan documentation shall be delivered to the Lender at its main office in Rio de Janeiro at least 7 Business Days prior to a Relevant Borrowing Date.

     2.4 TERMS OF LOANS; EVIDENCE OF DEBT. (a) The principal amount of and interest on each Direct Loan shall be paid by the Borrower in installments consisting of principal and interest as provided in the Relevant Loan Agreement.

     (b) Each Loan A shall bear interest at a rate per annum equal to the Relevant Interest Rate. Such Relevant Interest Rate shall be determined using the methodology and computation method specified in Schedule V hereto, as applicable; PROVIDED that, in the case of any delay in the Relevant Borrowing Date pursuant to Section 2.3, for the purpose of determining the Relevant Interest Rate, Relevant LIBOR shall be the Relevant LIBOR determined as of the second Business Day prior to the actual Relevant Borrowing Date for the Relevant Aircraft. The Lender shall as soon as practicable, but in any event no later than 11:00 A.M., New York time, on the date one Business Day prior to the Relevant Borrowing Date, notify the Borrower and Chautauqua of the determination of the Relevant Interest Rate for such Loan A, shall deliver to Chautauqua a statement showing all relevant quotations and calculations of the interest rate and, where Relevant LIBOR is between any two scheduled LIBOR rates as set forth on Schedule V, the calculations made by the Lender pursuant to the methodology set forth on Schedule V to determine the Relevant Interest Rate and the amounts of each semi-annual installment. Each Loan B shall bear interest at a rate per annum provided in the Relevant Loan Agreement.

     (c) The amounts of the installments on each Loan A shall be determined as follows: (1) for each Loan A on which the Relevant Borrowing Date is a Relevant Payment Date, there will be [*] equal semi-annual payments consisting of principal and interest determined using commercially standard methodology and computation methods for determining principal and interest on a constant semi-annual installment method over a period of [*] years; and (2) for each Loan A on which the Relevant Borrowing Date is a day other than a Relevant Payment Date, the payment to be made on the Relevant Payment Date will be calculated as set forth above, PROVIDED, HOWEVER, that the payment to be made on the first Relevant Payment Date will be equal to the payment calculated as set forth above multiplied by a factor, the numerator of which is the number of days from and including the Relevant Borrowing Date to but excluding the first Relevant Payment Date and the denominator of which is the actual number of days from and including the Relevant Payment Date immediately preceding the Relevant Borrowing Date to but excluding the first Relevant Payment Date, and there shall be a [*] payment scheduled on the Loan A Maturity Date which payment will be equal to the sum of the outstanding principal balance of such Loan A immediately after the [*]th payment is made plus interest accrued thereon at the Relevant
Interest Rate for the period beginning on but excluding the [*]th Relevant Payment Date to but excluding the Loan A Maturity Date. The Lender shall as soon as practicable, but in any event no later than 10:00 A.M., New York time, on the date at least one Business Day prior to the Relevant Borrowing Date, notify the Borrower and Chautauqua of the determination of the respective amounts of such installments of principal and interest, set forth separately for principal and for interest and in the aggregate for both principal and interest. Each Loan B shall be due and payable as provided in the Relevant Loan Agreement (Direct Loans).

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     (d) Each Direct Loan shall be evidenced by a Relevant Loan Agreement and by
Relevant Notes (each to be executed and delivered by the parties thereto on the Relevant Borrowing Date of such Direct Loan). Such Relevant Loan Agreement shall specify for Loan A the Relevant Interest Rate and the amount of each installment (including the amounts of principal and interest comprising such installment), and for Loan B, the interest rate and amortization schedule.

     (e) Notwithstanding any other provision of this Agreement, none (zero) of the Aircraft may be financed hereunder as Leveraged Leasing Loans. If a Direct Loan is converted pursuant to Section 8.18 no Affiliate of Chautauqua may be the "Owner Participant" (as defined in the Relevant Participation Agreement) thereunder.

     2.5 TAXES

     (a) All payments made by Chautauqua to or on behalf of the Lender under this Agreement shall be made without deduction or withholding for or on account of any present or future Indemnified Taxes unless such deduction or withholding is required by law. If any Indemnified Taxes are required to be deducted or withheld from any amounts payable to the Lender or BNDES hereunder (whether by Chautauqua or by the Security Trustee), the amounts so payable to the Lender or BNDES shall be increased by Chautauqua to the extent necessary so that the net amount actually received (whether directly or through the Security Trustee) by the Lender or BNDES (after deduction or withholding of all such Indemnified Taxes) will be equal to the full amount the Lender or BNDES would have received under this Agreement had no such deduction or withholding been required. In addition, Chautauqua shall pay any Indemnified Taxes to the relevant Government Entity in accordance with applicable Law.

     (b) Chautauqua shall indemnify the Lender and BNDES, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Lender or BNDES, as the case may be, with respect to payments made under this Agreement and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Government Entity. A certificate as to the amount of such payment or liability delivered to Chautauqua by the Lender or BNDES shall be conclusive absent manifest error.

     (c) Whenever any Indemnified Taxes are payable by Chautauqua pursuant to this Section 2.5, as promptly as practicable thereafter Chautauqua shall send to the Lender or BNDES a certified copy of an original official receipt, if such receipt is received by Chautauqua, or other evidence available to Chautauqua, showing payment thereof. If Chautauqua fails to pay any Indemnified Taxes when due to the appropriate taxing authority, Chautauqua shall indemnify the Lender or BNDES for such Indemnified Taxes and any interest or penalties that may become payable by the Lender or BNDES as a result of any such failure.

     (d) [*]

     (e) [*]

     (f) In the event that withholding Taxes are imposed by a Government Entity of or within the United States (or the IRS asserts that the Lender [*] is subject to withholding Taxes on

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interest payments) with respect to any Leveraged Leasing Loan or Loan A pursuant to the Funding Agreement or any similar transaction at any time during the term of the Funding Agreement, Chautauqua and the Lender shall, each acting reasonably and in good faith, endeavor to restructure future loans in such a manner as to reduce or eliminate the withholding Tax, which restructuring may involve a defeasance, cash out of benefits or transfer of the debt to an institution in the U.S. or otherwise, provided that such restructuring shall not put the party that would not be responsible for such withholding Tax in a worse economic position than it would have been in if no withholding Tax had been imposed and no restructuring had been undertaken. The cost of any such restructuring shall be borne by the party that would be responsible for such withholding Tax.

     (g) If, following the imposition of withholding Taxes by a Government Entity of or within the United States or an IRS assertion that the Lender is subject to withholding Taxes by a Government Entity of or within the United States with respect to any Leveraged Leasing Loan or Loan A pursuant to the Funding Agreement or any similar transaction, notwithstanding the good faith efforts of the parties to restructure, the parties are unable to agree upon a satisfactory restructuring which would eliminate such withholding Taxes within 60 days of learning of the possible imposition of withholding Taxes, then, the Lender will not be required to provide financing for any loans to be closed after the imposition of withholding taxes under the Funding Agreement between the Lender and Chautauqua, unless Chautauqua agrees to be responsible for such U.S. Withholding Taxes with due regard for applicable law.

     (h) With respect to Leveraged Leasing Loans, with respect to the calculation of indemnity payments and contests, the parties agree that the provisions of Section 9.3 and 9.4 of the Form of Participation Agreement (attached as Exhibit A hereto) shall govern. With respect to Direct Loans, with respect to the calculation of indemnity payments and contests, the parties agree that the provisions of Sections 2.6(i) and 2.6(j) of the Form of Loan Agreement (Direct Loans) (attached as Exhibit B-2 hereto) shall govern.

     (i) The agreements in this Section 2.5 shall survive the termination of this Agreement and the payment of the Leveraged Leasing Loans and Direct Loans and all other amounts payable hereunder.

     2.6 DELIVERY OF AIRCRAFT. Each Aircraft shall have been delivered by the Manufacturer in Fly-Away-Factory Condition on the date indicated on Schedule II, subject to the terms of the Purchase Agreement.

             SECTION 3. REPRESENTATIONS AND WARRANTIES OF CHAUTAUQUA

     To induce the Lender to enter into this Agreement and to make the Direct Loans, Chautauqua hereby represents and warrants to the Lender that:

     3.1 FINANCIAL CONDITION. The (i) audited balance sheet of Chautauqua with respect to Chautauqua's most recent fiscal year and (ii) the unaudited balance sheet of Chautauqua as of September 30, 2001, and the related statements of operations and cash flows for the period then ended, respectively, have been prepared in accordance with GAAP and fairly present in all material respects the financial condition of Chautauqua (and its Subsidiaries, if any) as of such date and the results of its operations and cash flows for such period, except in the case of such unaudited financial statements for the absence of footnotes required by GAAP and for normal year end adjustments, and since the date of such audited balance sheets, there has been no Material Adverse Change in such financial condition or operations of Chautauqua, except for matters disclosed in the financial statements referred to above.

     3.2 CORPORATE EXISTENCE; COMPLIANCE WITH LAW. Chautauqua is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of New York and has the corporate power and authority to conduct the business in which it is currently engaged and to own or hold under lease its properties and to enter into and perform its obligations under the Loan Documents to which it is to become a party. Chautauqua is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the nature and extent of the business conducted by it, or the ownership of its properties, requires such qualification, except where the failure to be so qualified would not give rise to a Material Change to Chautauqua.

     3.3 CORPORATE AUTHORIZATION. Chautauqua has taken all necessary corporate action to authorize the execution and delivery of each of the Loan Documents to which it is to become a party and the performance of its obligations thereunder.

     3.4 NO VIOLATION. The execution and delivery by Chautauqua of this Agreement and the Loan Documents to which it is to become a party, the performance by Chautauqua of its obligations thereunder and the consummation by Chautauqua of the transactions contemplated thereby, do not and will not (a) violate any provision of the Certificate of Incorporation or By-Laws of Chautauqua, (b) violate any Law applicable to or binding on Chautauqua or (c) violate or constitute any default under (other than any violation or default that would not result in a Material Change to Chautauqua), or result in the creation of any Lien (other than as permitted under the Relevant Lease Agreements) upon the Aircraft or the other Collateral under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other material agreement, instrument or document to which Chautauqua is a party or by which Chautauqua or any of its properties is bound.

     3.5 APPROVALS. The execution and delivery by Chautauqua of this Agreement and the Loan Documents to which it is to become a party, the performance by Chautauqua of its obligations hereunder and thereunder and the consummation by Chautauqua of the transactions contemplated hereby and thereby do not and will not require the consent and approval of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of (a) any trustee or other holder of any Debt of Chautauqua and (b) any Government Entity, other than filings, recordings, notices or other ministerial actions pursuant to any routine recording, contractual or regulatory requirements applicable to it or as contemplated by the Loan Documents.

     3.6 VALID AND BINDING AGREEMENT. This Agreement has been duly authorized, executed and delivered by Chautauqua, the other Loan Documents to which Chautauqua is to become a party have been duly authorized by Chautauqua and, assuming the due authorization, execution and delivery thereof by the other party or parties thereto, this Agreement constitutes, and the other Loan Documents to which Chautauqua is to become a party, upon execution and delivery thereof by Chautauqua will constitute, the legal, valid and binding obligations of Chautauqua and are, or, upon execution and delivery thereof by Chautauqua, will be enforceable against Chautauqua in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

     3.7 LITIGATION. No action, claim or proceeding is now pending or, to the Actual Knowledge of Chautauqua, threatened, against Chautauqua or its properties, before any court, governmental body, arbitration board, tribunal or administrative agency, which is reasonably likely to be determined adversely to Chautauqua and if determined adversely to Chautauqua would result in a Material Change to Chautauqua.

     3.8 COMMITMENT TERMINATION EVENT. No Commitment Termination Event has occurred and is continuing.

     3.9 PURPOSE OF THE DIRECT LOANS. Chautauqua intends that the proceeds of each Direct Loan will be paid by or on behalf of the Borrower directly to the Manufacturer.

     3.10 CHIEF EXECUTIVE OFFICE. The chief executive office (as such term is defined in Article 9 of the UCC) of Chautauqua is located at 2500 S. High School Road, Suite 160, Indianapolis, IN 46241-4943.

     3.11 COMPLIANCE WITH LAWS. (a) Chautauqua is a Citizen of the United States, a U.S. Certificated Air Carrier and a Section 1110 Air Carrier.

     (b) Chautauqua holds all licenses, permits and franchises from the appropriate Government Entities necessary to authorize Chautauqua to lawfully engage in air transportation and to carry on scheduled commercial passenger service as currently conducted, except where the failure to so hold any such license, permit or franchise would not give rise to a Material Change to Chautauqua.

     (c) Chautauqua is not an "investment company" or a company controlled by an "investment company" required to be registered under the Investment Company Act of 1940, as amended.

     3.12 SCHEDULE II. The information contained in Schedule II hereto is correct as of the date of this Agreement.

     3.13 [*].

     3.14 CODE-SHARE AGREEMENTS. The Code-Share Agreements of Chautauqua which are currently in effect are listed on Schedule III. Each such Code-Share Agreement is in full force and effect, no counter-party carrier thereunder is the subject of bankruptcy or insolvency proceedings, no notice of termination has been given or received by Chautauqua thereunder, and all material payments due to Chautauqua thereunder have been made or are not in arrears more than 30 days.

---------
* Confidential

             SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE LENDER

          To induce Chautauqua to enter into this Agreement, the Lender hereby represents and warrants to Chautauqua that:

     4.1 EXISTENCE; COMPLIANCE WITH LAW. The Lender (a) is duly organized, validly existing and in good standing under the laws of Brazil, and (b) has the power and authority and the legal right to conduct the business in which it is currently engaged.

     4.2 POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The Lender has the power and authority and the legal right to make, deliver and perform the Loan Documents to which it is or is to become a party and to make Direct Loans hereunder and under the Relevant Loan Agreements and has taken all necessary action to authorize the Loans on the terms and conditions of the Loan Documents and to authorize the execution, delivery and performance of the Loan Documents. No consent or authorization of, filing with, notice to or other act (including any approval) by or in respect of, any Government Entity or any other Person which has not been obtained and continues in full force and effect is required on the part of the Lender in order for it to validly execute, deliver and perform the Loan Documents, other than as expressly provided in any Loan Document. This Agreement has been, and each other Loan Document to which the Lender is to become a party will be, duly executed and delivered on behalf of the Lender. This Agreement is, and each of the Loan Documents to which the Lender is to become a party will be, in proper legal form under the laws of Brazil for enforcement thereof in Brazil against the Lender (except, however, that a sworn translation into Portuguese and registration of such document with the recorder of deeds will be necessary for purposes of enforcement). This Agreement constitutes, and each other Loan Document to which the Lender is to become a party when executed and delivered will constitute, a legal, valid and binding obligation of the Lender, enforceable against the Lender, in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).

     4.3 NO LEGAL BAR. The execution, delivery and performance of the Loan Documents to which the Lender is or is to become a party and the Direct Loans hereunder will not result in a violation by the Lender of any material Requirement of Law or material Contractual Obligation of the Lender and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such material Requirement of Law or material Contractual Obligation of the Lender.

     4.4 LITIGATION. There is no pending or, to the knowledge of the Lender, threatened litigation, investigation or proceeding brought against the Lender or of its properties before any arbitrator or Government Entity that could reasonably be expected to threaten the legality, validity or enforceability of this Agreement, any other Loan Document or the transactions contemplated hereby or thereby as against the Lender, or the effect of which would be to prevent the Lender from fulfilling its obligations hereunder or thereunder; PROVIDED, that Lender makes no representation or warranty concerning pending or threatened litigation brought under the laws of the United States or brought or threatened to be brought by Chautauqua.

     4.5 NO IMMUNITIES. Under Brazilian law and, after giving effect to Section
8.13 hereof, under United States law, the Lender is subject to civil and commercial law with respect to its obligations under this Agreement and the other Loan Documents to which it is or is to become a party. Neither the Lender nor any of its property has any immunity (sovereign or otherwise) from any suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) under the laws of any Government Entity of Brazil or (after giving effect to Section 8.13 hereof) of any Government Entity of the United States or the State of New York in respect of its obligations under this Agreement or any other Loan Documents.

     4.6 BNDES LIABILITY. FINAME is a federal public company (empresa publica) wholly-owned and controlled by BNDES, which is a development bank also organized as a federal public company (empresa publica) in Brazil and wholly-owned by the federal government of Brazil. Any final judgment rendered against FINAME to collect amounts payable by FINAME, which has not been satisfied by FINAME, upon insolvency of FINAME may be claimed, respectively, from BNDES or, upon insolvency of BNDES, from the federal government of Brazil.

                         SECTION 5. CONDITIONS PRECEDENT

     5.1 LENDER CONDITIONS TO FINANCIAL CLOSING. The obligations of the Lender pursuant to this Agreement are subject to the satisfaction (or waiver by the Lender), prior to or concurrently with the Financial Closing Date, of the following conditions precedent (such satisfaction or waiver to be evidenced by a certificate of Lender in the form of Exhibit F hereto to be delivered upon such satisfaction or waiver):

     (a) DELIVERY OF DOCUMENTS. The Lender shall, except as noted below, have received executed counterparts of the following agreements, instruments, certificates or documents, and such counterparts (i) shall have been duly authorized, executed and delivered by the respective party or parties thereto,
(ii) shall be reasonably satisfactory in form and substance to the Lender and
(iii) shall be in full force and effect:

          (1) this Agreement, with all exhibits, annexes, appendices and schedules hereto;

          (2) a copy of the Purchase Agreement certified by the Manufacturer, with all attachments, schedules, letter agreements and all other agreements, except for any such other provisions, terms and agreements which are not requested by the Lender after being informed of their substance, executed and delivered as part of the Purchase Agreement;

          (3) an Officer's Certificate of Chautauqua, dated as of the Financial Closing Date stating that: (i) its representations and warranties contained in Section 3 are true and accurate on and as of the Financial Closing Date (unless such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date); (ii) all covenants and conditions required to be performed or fulfilled by it under this Agreement prior to or on the Financial Closing Date have been performed or fulfilled;
     (iii) as of the Financial Closing Date, both before and after giving effect to the transactions contemplated by this Agreement, no Commitment Termination Event shall have occurred and be continuing; (iv) absent a Change in U.S. Tax Law, or being requested to do so by any appropriate Government Entity and subject to the receipt of an IRS form W8-EXP, it has no present intention to (and will not) withhold taxes on payments of interest on each Leveraged Leasing Loan and Loan A; and (v) no event has occurred and is continuing that constitutes a Material Adverse Change with respect to Chautauqua;

          (4) a certificate of the Secretary or an Assistant Secretary of Chautauqua, dated as of the Financial Closing Date (A) stating that the copy of the resolutions of the Board of Directors of Chautauqua (attached to the certificate) authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which Chautauqua will be a party as contemplated by this Agreement is true and accurate, and that the resolutions thereby certified have not been amended, modified, revoked or rescinded; (B) stating that the copies of the certificate of incorporation and by-laws of Chautauqua (which are attached to the certificate), are true and complete copies thereof and (C) certifying to the incumbency and signature of the officers of Chautauqua executing this Agreement;

          (5) the following executed legal opinions:

                    (A) an opinion of Hughes Hubbard & Reed LLP, special counsel to Chautauqua, in form and substance satisfactory to FINAME;

                    (B) an opinion of additional counsel to Chautauqua (including inside and regulatory counsel) in form and substance satisfactory to FINAME;

                    (C) an opinion of Simpson Thacher & Bartlett, special New York counsel to the Lender, in form and substance satisfactory to FINAME;

                    (D) an opinion of Pinheiro Neto-Advogados, Brazilian counsel to the Lender, in form and substance satisfactory to FINAME; and

          (6) a copy of each Code-Share Agreement currently in effect, as listed on Schedule III, certified by the Secretary of Chautauqua

     (b) VIOLATION OF LAW. No change shall have occurred after the date of this Agreement in any applicable Law that makes it a violation of Law for any party to this Agreement to execute, deliver and perform this Agreement and any other Loan Documents to which any of them is a party.

     (c) REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of Chautauqua made, in each case, in this Agreement and in any other Loan Document to which it is a party, shall be true and accurate in all material respects as of the Financial Closing Date (unless such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date) and Chautauqua shall have performed and observed, in all material respects, all of its covenants, obligations and agreements in this Agreement and in any other Loan Documents to which it is a party to be observed or performed by it as of the Financial Closing Date.

     (d) On the Financial Closing Date, both before and after giving effect to the transactions contemplated by this Agreement, no Commitment Termination Event shall have occurred and be continuing.

     (e) NO MATERIAL ADVERSE CHANGE. On the Financial Closing Date, no event shall have occurred and be continuing that constitutes a Material Adverse Change with respect to Chautauqua.

     (f) NO PROCEEDINGS. No action or proceeding shall have been instituted, nor shall any action be threatened in writing, before any Government Entity, nor shall any order, judgment or decree have been issued or proposed to be issued by any Government Entity, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or any other Loan Document or the transactions contemplated hereby or thereby.

     (g) GOVERNMENTAL ACTION. All appropriate action required to have been taken prior to the Financial Closing Date by the FAA or any other Government Entity of the United States or Brazil, in connection with the transactions contemplated by this Agreement, including without limitation under any applicable export benefit program of the Brazilian government, shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Financial Closing Date in connection with the transactions contemplated by this Agreement shall have been issued.

     (h) NO SALES TAX. The Lender shall be satisfied that no sales, use, value added, goods, services or like tax, and no stamp duty, is payable with respect to the delivery of any Aircraft on the date of a Direct Loan made hereunder with respect to such Aircraft.

     5.2 CHAUTAUQUA'S CONDITIONS TO FINANCIAL CLOSING. The obligations of Chautauqua pursuant to this Agreement are subject to the satisfaction of (or waiver by Chautauqua), prior to or concurrently with the Financial Closing Date, of the following conditions precedent (such satisfaction or waiver to be evidenced by a certificate of Chautauqua in the form of Exhibit F hereto to be delivered upon such satisfaction or waiver):

     (a) DELIVERY OF DOCUMENTS. Chautauqua shall, except as noted below, have received executed counterparts of the following agreements, instruments, certificates or documents, and such counterparts (i) shall have been duly authorized, executed and delivered by the respective party or parties thereto,
(ii) shall be reasonably satisfactory in form and substance to the Lender and
(iii) shall be in full force and effect:

          (1) this Agreement, with all exhibits, annexes, appendices and schedules hereto;

          (2) an Officer's Certificate of the Lender, dated as of the Financial Closing Date, stating that: (i) its representations and warranties contained in Section 4 are true and accurate on and as of the Financial Closing Date (unless such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date) and (ii) all covenants and conditions required to be performed or fulfilled by it prior to or on the Financial Closing Date have been performed or fulfilled; and

          (3) a certificate of the Secretary or an Assistant Secretary (or the equivalent) of the Lender, dated as of the Financial Closing Date, (A) stating that the copy of the resolutions (in English) of the Board of Directors of the Lender (attached to the certificate) authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which the Lender is to become a party as contemplated by this Agreement is true and accurate, and that the resolutions thereby certified have not been amended, modified, revoked or rescinded and (B) certifying to the incumbency and signature of the officers of the Lender executing this Agreement.

     (b) VIOLATION OF LAW. No change shall have occurred after the date of this Agreement in any applicable Law that makes it a violation of Law for any party to this Agreement to execute, deliver and perform this Agreement and any other Loan Documents to which any of them is a party.

     (c) REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of the Lender made, in each case, in this Agreement and in any other Loan Document to which it is a party, shall be true and accurate in all material respects as of the Financial Closing Date (unless such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date) and the Lender shall have performed and observed, in all material respects, all of its covenants, obligations and agreements in this Agreement and in any other Loan Documents to which it is a party to be observed or performed by it as of the Financial Closing Date.

     (d) NO PROCEEDINGS. No action or proceeding shall have been instituted, nor shall any action be threatened in writing, before any Government Entity, nor shall any order, judgment or decree have been issued or proposed to be issued by any Government Entity, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or any other Loan Document or the transactions contemplated hereby or thereby.

     (e) GOVERNMENTAL ACTION. All appropriate action required to have been taken prior to the Financial Closing Date by the FAA or any other Government Entity of the United States or Brazil, in connection with the transactions contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Financial Closing Date in connection with the transactions contemplated by this Agreement shall have been issued.

     (f) LEGAL OPINIONS. Chautauqua shall have received executed legal opinions addressed to it referred to in clause (C) and (D) of Section 5.1(a)(5).

     5.3 CONDITIONS TO EACH DIRECT LOAN. The agreement of the Lender to make any Direct Loan, and the agreement of the Borrower to borrow a Direct Loan, are subject to the satisfaction of the conditions precedent specified in the Relevant Loan Agreement. In addition, it shall be a condition to the obligation of the Lender to make any Direct Loan that Chautauqua shall have provided to Lender a written representation and warranty of Chautauqua, dated as of the Relevant Borrowing Date, to the effect that each of Chautauqua's Code-Share Agreements, as identified pursuant to Section 4.3(c) of the Relevant Loan Agreement (Direct Loans), is in full force and effect, no counterparty carrier thereunder is the subject of bankruptcy, insolvency or like proceedings, no notice of termination has been given or received by Chautauqua thereunder, and all material payments due to Chautauqua have been made or are not in arrears more than 30 days.

     5.4 NO OBLIGATION TO BORROW. For avoidance of doubt, the satisfaction of the conditions set forth in Section 5.2 hereof shall not be deemed to obligate Chautauqua to enter into a lease financing or a direct loan under this Agreement.

                              SECTION 6. COVENANTS

     6.1 CHAUTAUQUA'S COVENANTS. Chautauqua hereby agrees that, so long as the Commitment remains in effect:

     (a) FINANCIAL STATEMENTS. Chautauqua shall furnish to the Lender the reports concerning financial statements, and reports and other information concerning Chautauqua (and its Subsidiaries, if any) if and to the extent required to be delivered to the Lender by the terms of, with respect to Leveraged Leasing Loans, Sections 7.1.5(a) and 7.1.5(b) of any Relevant Participation Agreement, and with respect to Direct Loans, Sections 7.1(a) and 7.1(b) of any Relevant Loan Agreement (Direct Loans).

     (b) So long as the Commitment remains in effect, Chautauqua shall promptly give notice to Lender and the Security Trustee of the occurrence of any Commitment Termination Event.

     (c) CONSOLIDATION AND MERGER. Chautauqua shall not undergo a Chautauqua Merger Transaction or a Change in Control except in compliance with the requirements of Sections 8.7 hereof. Upon any Chautauqua Merger Transaction, in compliance with this Section 6.1(c), the successor corporation of such Chautauqua Merger Transaction shall succeed to, and be substituted for and may exercise every right and power of, and be subject to every obligation of, Chautauqua under this Agreement with the same effect as if such successor corporation had been named herein.

                     SECTION 7. COMMITMENT TERMINATION EVENT

          If any of the following events (each, a "COMMITMENT TERMINATION EVENT") shall occur and be continuing:

     (a) The Purchase Agreement shall have been irrevocably and finally terminated; or

     (b) A Bankruptcy Event shall have occurred and be continuing with respect to Chautauqua then, the Commitment and the Commitment Period shall immediately terminate. For the avoidance of doubt, the Commitment that shall terminate under this Section 7 shall not include any Leveraged Leasing Loans or Direct Loans then outstanding. With respect to any termination of the Commitments and Commitment Period pursuant to this Section 7, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                            SECTION 8. MISCELLANEOUS

     8.1 AMENDMENTS AND WAIVERS. This Agreement and the terms hereof may only be amended, supplemented or modified upon the prior written consent of Lender and Chautauqua. The Lender and Chautauqua may, from time to time, waive, on such terms and conditions as the Lender and Chautauqua, as applicable, may specify in such instrument, any of the requirements of this Agreement. No such waiver shall extend to any other requirement or impair any right consequent on such other or subsequent requirement.

     8.2 NOTICES (a) Any notice or communication of any kind in respect of this Agreement shall be deemed to have been received:

          (1) if made by airmail letter, ten days after the relevant letter has been dispatched by registered airmail (postage prepaid) or on the date shown in the relevant receipt, whichever is earlier;

          (2) if made by fax, upon receipt by the sender of transmission confirmation; or

          (3) if made by overnight delivery service, courier or in person (and a signed acknowledgment of receipt is obtained), when delivered.

     (b) Any such notice or communication to a party hereto shall be made in English, in writing, and shall be given as follows:

     Chautauqua:           Chautauqua Airlines, Inc.

                                   2500 S. High School Road
                                   Suite 160
                                   Indianapolis, IN 46241-4943
                                   Attention:
                                   Tel: (317) 484-6000
                                   Fax: (317) 484-6040

     With a copy to:       Wexford Capital LLC

                                   411 West Putnam Avenue, Suite 125
                                   Greenwich, CT 06830
                                   Attention: Jay Maymudes
                                   Tel: (203) 862-7050
                                   Fax: (203) 862-7350

FINAME :

                           Agencia Especial de Financiamento Industrial - FINAME
                                   c/o Area de Exportacao
                                   Av. Republica do Chile, 100 - 18.DEG. andar
                                   Rio de Janeiro - RJ
                                   CEP 20.139-900  Brasil
                                   Attn.: Luciano Siani Pires
                                   Gerente Executivo de Exportacoes
                                   Tel: (011) 55 21 2277-7995
                                   Fax: (011) 55 21 2220-8244/2262-1470

     with a copy
     to the Manufacturer:  Embraer--Empresa Brasileira de Aeronautica S.A.

                                   Av. Brigadeiro Faria Lima, 2170
                                   12227-901 Sao Jose dos Campos, SP
                                   Brazil
                                   Attention: Senior Manager - Contracts
                                   Tel: (011) 5512-345-1410
                                   Fax: (011) 5512-345-1257

     (c) Any party listed above may change its address and transmission numbers for notices by notice in the manner provided in this Section 8.2.

     8.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of any party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     8.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any document or certificate delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of any of the Loans.

     8.5 PAYMENT OF EXPENSES AND COSTS. Chautauqua agrees (a) to pay or reimburse the Lender for its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Agreement (PROVIDED that Chautauqua shall not be obligated to pay more than [*] for such costs and expenses, EXCLUDING AMOUNTS for fees and disbursements of COUNSEL), and any amendment, supplement or modification of this Agreement requested by Chautauqua, including, without limitation, the reasonable fees and disbursements of counsel to the Lender and translation and registration fees, and (b) to pay or reimburse the Lender on demand for all its reasonable and documented costs and expenses incurred in connection with the enforcement of any rights under this Agreement, including,

---------
* Confidential
without limitation, any translation and registration costs necessary for the enforcement of this Agreement, and the reasonable fees and disbursements of counsel to the Lender and (c) to pay, indemnify, and hold the Lender harmless from any and all United States recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, such United States recording and filing fees, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement. Anything in this Section 8.5 notwithstanding, if any Direct Loan is not disbursed as a result of the failure of the Lender to act in good faith to fulfill its obligations or otherwise to comply with the terms of this Agreement or any Relevant Loan Agreement, the Lender shall bear and pay its own fees, costs and expenses (including, without limitation, the fees and expenses of its counsel) relating to such Loan.

     8.6 SUCCESSORS AND ASSIGNS. (a) This Agreement shall be binding upon and inure to the benefit of Chautauqua, the Lender and their respective successors and permitted assigns.

     (b) Neither Chautauqua nor the Lender may assign or transfer (by operation of law or otherwise, including by merger, consolidation or conveyance of substantially all of its assets) any of its rights or obligations under this Agreement (including the right to close a lease financing under a Relevant Participation Agreement or a direct loan under a Relevant Loan Agreement (Direct Loans)).

     (c) Notwithstanding paragraph (b) of this Section 8.6, the Lender may assign (as aforesaid) all (but not less than all) of its rights and obligations under this Agreement if all of the following conditions are met: (i) such assignment is to another entity of, or owned or controlled, either directly or indirectly, by, the federal government of Brazil in connection with a reorganization initiated by the federal government of Brazil or by the board of executive directors of BNDES pursuant to which the material functions of the Lender which include this transaction are transferred to such entity, (ii) the Lender concurrently assigns to the assignee of this Agreement all of its rights and obligations under the other Loan Documents to which it is a party, (iii) Chautauqua will not be obligated to pay any amount under any Loan Document in excess of the amount that would have been payable to Lender had such assignment not occurred, (iv) the assignee enters into an assumption agreement, in form and substance reasonably satisfactory to Chautauqua, for the benefit of Chautauqua, such assumption agreement to contain provisions whereby the assignee confirms that it shall be deemed a party to this Agreement and agrees to be bound by all of the terms of, and to undertake all of the obligations of the Lender contained in this Agreement and in which the assignee makes representations and warranties as to immunity substantially equivalent to those of the Lender contained herein,
(v) Chautauqua is given 30 days' written notice in advance of such transfer (or such lesser period of notice as is reasonably practicable under the circumstances), (vi) the Lender delivers to Chautauqua on or prior to the date of such assignment the certificate of a duly authorized Director or the President of the Lender to the effect that each of the conditions set forth in clauses (i), (ii), (iii), (iv) and (v) of this paragraph (c) has been complied with as of the date of such assignment, (vii) the Lender delivers to Chautauqua an opinion or opinions of counsel reasonably acceptable to Chautauqua to the effect that the assumption agreement referred to in clause (iv) has been duly authorized, executed and delivered by the assignee and is enforceable against the assignee in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally or by general principles of equity and (viii) the Lender agrees to reimburse Chautauqua for all reasonable and documented out-of-pocket costs and expenses incurred by it in connection with such assignment or transfer by the Lender.

     (d) Notwithstanding paragraph (b) of this Section 8.6, Chautauqua may assign or transfer (as aforesaid) all (but not less than all) of its rights and obligations under this Agreement in connection with a transaction of merger, consolidation or transfer of all or substantially all its assets made in compliance with all of the conditions set forth in Section 8.7(a).

     8.7 MERGERS AND CHANGE IN CONTROL.

     (a) Chautauqua agrees that it will not consolidate or merge with or into any other Person or sell, convey, transfer, lease or otherwise dispose of substantially all of its assets in one or a series of transactions to any Person (a "CHAUTAUQUA MERGER TRANSACTION"), except as follows:

          (i) After giving effect to any such Chautauqua Merger Transaction Chautauqua (or its successor or assignee or transferee (the "CHAUTAUQUA SUCCESSOR", if any) (1) is a Citizen of the United States, (2) is a U.S. Certificated Air Carrier and a Section 1110 Air Carrier, (3) is not the subject of a Bankruptcy Event or of bankruptcy or insolvency proceedings in any jurisdiction, and (4) is not an airframe manufacturer or an affiliate thereof;

          (ii) (a) With respect to Leveraged Leasing Loans, Lessor, as lessor under each Relevant Lease, and Security Trustee, as assignee of Owner Trustee under each Relevant Security Agreement, shall be entitled to the benefits of Section 1110 with respect to each Aircraft to the same extent that the benefits of Section 1110 were available immediately preceding such Chautauqua Merger Transaction; and (b) with respect to Direct Loans, the Security Trustee shall be entitled to the benefits of Section 1110 with respect to each Aircraft to the same extent that the benefits of Section 1110 were available immediately preceding such Chautauqua Merger Transaction;

          (iii) The Chautauqua Successor, if any, shall execute and deliver to Lender a duly authorized, valid, binding and enforceable agreement in form and substance reasonably satisfactory to Lender containing an assumption by such Person of this Agreement and the other Operative Agreements to which Chautauqua is a party;

          (iv) Immediately after giving effect to such Chautauqua Merger Transaction, the tangible net worth of Chautauqua (or Chautauqua Successor, if any) shall be equal to or greater than 100% of the tangible net worth of Chautauqua immediately prior to the Chautauqua Merger Transaction;

          (v) Immediately after giving effect to such Chautauqua Merger Transaction, no material adverse change in the financial condition of Chautauqua (or Chautauqua Successor, if any) shall occur as a result of such Chautauqua Merger Transaction and, with respect to Leveraged Leasing Loans, no "Lease Event of Default", "Bankruptcy Default" or "Payment Default" (as such terms are defined in Annex A to Exhibit D-1 hereto) shall have occurred and be continuing under any Relevant Lease, and with respect to Direct Loans, no "Event of Default", "Bankruptcy Default" or "Payment Default" (as such terms are defined in Annex A to Exhibit B-2 hereto) shall have occurred and be continuing under any Relevant Loan Agreement;

          (vi) If such Chautauqua Merger Transaction is closed before the earlier of (a) the expiration of the Commitment Period and the Additional Commitment Period, and (b) the transfer, by means of an Assignment or Securitization, of all or Substantial Part of each Leveraged Leasing Loan and Loan A then outstanding by Lender, other than to a Brazilian Lender, then (A) Chautauqua (or Chautauqua Successor, if any) shall have a tangible net worth of not less than $50,000,000 (on a pro forma basis) or shall be a Group III air carrier under 14 CFR 241 (or if such determination has not been made has annual operating revenues of at least $1 billion in its most recently completed fiscal year on a pro forma basis), and (B) Chautauqua (or Chautauqua Successor) shall not be in payment or other material default under any lease, loan or other transaction with Lender, and (C) no lending limit binding upon Lender under applicable Law shall be exceeded as a result of such transaction nor shall Lender then be subject to any mandatory prohibition under applicable Law preventing it from engaging in the transactions contemplated by any Relevant Lease Agreement with the Chautauqua Successor (if any); PROVIDED, HOWEVER, in the event that the aforesaid legal lending limit or mandatory prohibition under applicable law would be violated by reason of any Chautauqua Merger Transaction, Lender agrees to endeavor in good faith to restructure Lender's participation in the overall leasing transaction on a basis reasonably acceptable to Lender and the other parties; and

          (vii) Chautauqua shall (1) at least 30 days prior to such Chautauqua Merger Transaction have given written notice of such Chautauqua Merger Transaction to Lender and (2) have delivered to Lender (A) a certificate signed by the President or any Vice President of Chautauqua stating that such Chautauqua Merger Transaction and the assumption agreement mentioned in clause (iii) above (if any) comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with and (B) an opinion of counsel (which shall be reasonably satisfactory to Lender) that the assumption agreement mentioned in clause
     (iii) above is, subject to reasonable assumptions, qualifications and exceptions, the duly authorized, valid and binding agreement of the Chautauqua Successor with normal conditions.

     (b) Upon the closing of a Chautauqua Merger Transaction made in accordance with Section 8.7(a), the Chautauqua Successor (if any) shall succeed to, and be substituted for, and may exercise every right and power of, Chautauqua under this Agreement and the other Operative Agreements with the same effect as if such Chautauqua Successor had been named as Chautauqua originally. No Chautauqua Merger Transaction shall have the effect of releasing Chautauqua or any Chautauqua Successor from liability in respect of this Agreement and the other Operative Agreements.

     (c) Chautauqua agrees that no Change in Control shall occur before the earlier of (a) the expiration of the Commitment Period and the Additional Commitment Period, and (b) the transfer by an Assignment or Securitization of all or a Substantial Part of each Leveraged Leasing Loan and Loan A then outstanding unless:

          (i) the conditions specified in clause (a)(i), (ii) and (v) are satisfied; and

          (ii) either (x) Lender consents thereto, or (y) the acquiring or controlling Person meets the requirements of sub-clause (A) and (B) of clause (vi) of Section 8.7(a).

          Lessee shall provide written notice to Lender of a Change in Control transaction at least thirty (30) days prior to the closing of such transaction, such notice to be accompanied by a certificate signed by the President or any Vice President of Chautauqua to the effect that such transaction will comply with this Section and that all conditions precedent provided for herein relating to such transaction will be complied with.

          As used in this Section 8.7(c): "CHANGE IN CONTROL" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Chautauqua; (b) occupation after the date hereof of a majority of the seats (other than vacant seats) on the board of directors of Chautauqua by Persons who were neither (i) nominated by the board of directors of Chautauqua as of the date hereof nor (ii) nominated by directors so nominated; or (c) Wexford Capital LLC ceases to be in Control of Chautauqua. "CONTROL" means the possession, direct or indirect, of the power to direct or to cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

     8.8 CONTRACTUAL CURRENCY. (a) This is an international transaction in which the specification of the currency of payments is of the essence. Each payment under this Agreement will be made in Dollars (the "CONTRACTUAL CURRENCY"). Any obligation to make payments under this Agreement in the Contractual Currency will not be, to the extent permitted by applicable law, discharged or satisfied by any tender in any currency other than the Contractual Currency.

     (b) To the extent permitted by applicable law, rule or regulation, if any judgment or order expressed in a currency other than the Contractual Currency is rendered for the payment of any amount owing in respect of this Agreement or the other Loan Documents or in respect of a judgment or order of another court for the payment of any amount owing in respect of this Agreement or the other Loan Documents, the party to which such payment is owed, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency (and will refund promptly to the other party any excess of the Contractual Currency received by such party) if such shortfall (or such excess) arises or results from any variation between (i) the rate of exchange at which the currency of the judgment or order is converted into the Contractual Currency on the date of entry of such judgment or order and (ii) the rate of exchange at which such party is able to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

     8.9 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction and to the extent permitted by applicable law, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8.10 INTEGRATION. This Agreement and the other Loan Documents represent the agreement of Chautauqua and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by Chautauqua or the Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents (except for the Confidentiality Agreement, dated July 1999, between Chautauqua and Lender, which shall continue in effect and shall apply to all "Confidential Information" (as defined therein) previously or hereafter provided to Lender (including copies of all Code-Share Agreements and amendments thereto).

     8.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     8.12 SUBMISSION TO JURISDICTION; WAIVERS. (a) Each of Chautauqua and the Lender hereby irrevocably and unconditionally, to the extent permitted by applicable law:

          (1) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party to the exclusive general jurisdiction of the Courts of the State of New York sitting in the City of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (2) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the jurisdiction or venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same by way of motion, as a defense or otherwise;

          (3) agrees that nothing herein shall affect the right to effect service of process in any manner permitted by law in addition to the provisions of Section 8.12(b);

          (4) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages; and

          (5) agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (b) The Lender hereby irrevocably and unconditionally appoints, at Chautauqua's expense, National Registered Agents, Inc. (the "LENDER PROCESS AGENT"), located at 440 9th

Avenue, New York, New York 10001, as its agent to receive on behalf of the Lender and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding in any such New York State or Federal court and, if for any reason such Lender Process Agent (or any successor Lender Process Agent) is unable to act as such, will promptly notify Chautauqua and will within 30 days appoint a successor Lender Process Agent in The City of New York (which successor Lender Process Agent shall accept such appointment in a writing substantially in the form of Exhibit E hereto prior to the termination for any reason of the appointment of the predecessor Lender Process Agent). In any such action or proceeding in such Court of the State of New York sitting in The City of New York or court of the United States of America for the Southern District of New York, such service may be made on the Lender by delivering a copy of such process to the Lender in care of the appropriate Lender Process Agent at such Lender Process Agent's address. The Lender hereby also irrevocably and unconditionally authorizes and directs such Lender Process Agent to accept such service on its behalf.

     8.13 WAIVER OF IMMUNITIES. The Lender agrees that, to the extent that it or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from (a) any legal action, suit, arbitration proceeding or other proceeding, (b) set-off or counterclaim, (c) the jurisdiction of any court of competent jurisdiction, (d) service of process, (e) relief by way of injunction, order for specific performance or for recovery of property, (f) attachment of its assets prior to judgment or after judgment, (g) attachment in aid of execution or levy, (h) execution or enforcement of any decree or judgment or (i) judgment or jurisdiction or from any other legal process in any jurisdiction, the Lender, for itself and its property, does, to the full extent permitted by applicable law, rule or regulation, hereby irrevocably and unconditionally waive all rights to, and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the other Loan Documents, or the subject matter hereof or thereof. Such agreement shall be irrevocable and not subject to withdrawal in any and all jurisdictions or under any statute, including the Foreign Sovereign Immunities Act of 1976 of the United States of America. The foregoing waiver shall constitute a present waiver of immunity at any time any action is initiated against the Lender with respect to this Agreement.

     8.14 WAIVERS OF JURY TRIAL. CHAUTAUQUA AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     8.15 CONFIDENTIALITY. Each of Chautauqua and the Lender agrees to keep confidential all non-public information provided to it pursuant to or in connection with this Agreement, the other Loan Documents and the transactions contemplated hereby or thereby; PROVIDED that nothing herein shall prevent any party hereto from disclosing any such information (w) to its employees, directors, agents, attorneys, accountants and other professional advisors, (x) to the Manufacturer, (y) upon the demand of any Government Entity having jurisdiction over such party, or in response to any order of any court or other Government Entity or as may otherwise be required pursuant to any Requirement of Law, after providing the other party with prompt notice of such request, demand, order or other requirement so that such party may seek an appropriate protective order and after making reasonable efforts to resist disclosure or (z) as permitted in, or in connection with the exercise of any remedy hereunder or under, the other Loan Documents.

     8.16 COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts (or upon separate signature pages bound together into one or more counterparts), each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument, PROVIDED that, without limiting the effectiveness of any counterpart provided for above, the parties agree that one non-counterpart original shall be fully executed and delivered to the Lender.

     8.17 BANK FORCE MAJEURE. In case of strike, natural disaster or other acts of God, or other similar causes not within the reasonable control of the Lender, that prevent or delay the performance by the Lender of its obligations hereunder, such performance shall be delayed at its request, without penalty, for the period such causes are in effect up to a maximum of five Business Days.

     8.18 RESTRUCTURING. (a) In the event that Chautauqua proposes to convert a Loan A to a Leveraged Leasing Loan, and has given written notice thereof at least 20 Business Days prior to the effective date of such transaction disclosing the name of the proposed Owner Participant, Lender agrees that such Direct Loan may be converted into a Leveraged Leasing Loan in which Chautauqua is the "Lessee" pursuant to mutually acceptable conversion documentation and at the cost and expense of Chautauqua, (including with respect to the out of pocket costs and expenses of Lender and Security Trustee (including the reasonable fees and disbursements of their counsel)), it being understood that none of the interest rate, maturity, amortization schedule, amount, or other financial terms of the Direct Loan may be changed and that the Leveraged Leasing Loan will be documented generally under the forms attached hereto as Exhibits A, B-1, C-1, and D-1.

     (b)  In order to restructure under this Section 8.18,

          (i) Chautauqua shall give written notice of such restructuring, with pertinent details, to Security Trustee and Lender at least 20 Business Days prior to the effective date of such restructuring;

          (ii) Lender shall be satisfied that no lien created by Chautauqua extends to include any of the Trust Estate (as defined in the Relevant Participation Agreement);

          (iii) No Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing under and as defined in the Direct Loan Operative Agreements and no Payment Default, Bankruptcy Default or Lease Event of Default shall be in existence immediately after giving effect to such transaction;

          (iv) Chautauqua shall deliver to the Security Trustee and Lender an Officer's Certificate to the effect that all conditions precedent provided for in this Section 8.18 have been satisfied; and

          (v) The "Owner Participant" (as defined in the Relevant Participation Agreement) shall NOT be an Affiliate of Chautauqua.

                    SECTION 9. SPECIAL LENDER PROVISIONS

     [*]

     9.1  Breakage Cost.

             [*]

     9.2  Prepayment

     [*]

     9.3  Configuration of Aircraft

     [*]

     9.4  Re-Registration

     [*]

     9.5  Leasing

             [*]

     9.6  Quiet Enjoyment

     [*]

     9.7  Insurance

     [*]

     9.8  Maintenance

     [*]

     9.9  Annual Reports

     [*]

     9.10 Airframe Interchange

     [*]

---------
* Confidential

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                         CHAUTAUQUA AIRLINES, INC.

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                         AGENCIA ESPECIAL DE FINANCIAMENTO
                                         INDUSTRIAL - FINAME

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

WITNESSES:

------------------------------

------------------------------

                                                                         ANNEX A
                                                            TO FUNDING AGREEMENT

                           Form of NOTICE OF BORROWING

                                                           _____________, ______

Agencia Especial de Financiamento Industrial-Finame
c/o Diretoria BNDES-Exim 1
Av. Republica do Chile, No. 100
CEP 20139-900 - Rio de Janeiro - RJ
Brazil

Ladies and Gentlemen:

          This Notice of Borrowing is being delivered to you pursuant to Section
2.3 of the Funding Agreement (the "Funding Agreement"), dated as of December 27, 2001, between Chautauqua Airlines, Inc., and Agencia Especial de Financiamento Industrial - Finame. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Funding Agreement.

          1. (a) We intend to finance an aircraft (the "Aircraft") previously delivered under the Purchase Agreement.

          The Aircraft is further identified as follows:

                                       FAA REGISTRATION       MANUFACTURER'S
       MANUFACTURER       MODEL           NUMBER                SERIAL NO.

     Embraer          EMB-145LR

     The Engines are further identified as follows:

          MANUFACTURER             MANUFACTURER'S MODEL             SERIAL NO.

     Allison Engine Company
     Inc.                          AE3007A1P
     Allison Engine Company
     Inc.                          AE3007A1P

          Each Engine is of 750 or more rated take-off horsepower or the equivalent of such horsepower.

          (b) The Relevant Net Aircraft Cost of the Aircraft is $_____________. The Relevant Maximum Aircraft Cost of the Aircraft is $______________.

          (c)  The delivery date of the Aircraft was ___________, ______.

          2. (a) We intend that the Borrower will borrow an amount of $___________ (the "Direct Loan") under the Funding Agreement and the Relevant Loan Agreement, which is less than or equal to the Relevant Net Aircraft Cost of the Aircraft and the Relevant Maximum Aircraft Cost of the Aircraft.

          (b)  The requested Relevant Borrowing Date is ___________, ______.

                                              CHAUTAUQUA AIRLINES, INC.

                                                 By:
                                                     ---------------------------

                                                     Name:
                                                     Title:

WITNESSES:

--------------------

--------------------

                                                                         ANNEX B
                                                            TO FUNDING AGREEMENT

                             Form of PLANNING NOTICE

                                                             ___________, ______

Agencia Especial de Financiamento Industrial-Finame
c/o Diretoria BNDES-Exim 1
Av. Republica do Chile, 100
CEP 20139-900 - Rio de Janeiro - RJ
Brazil

JPMorgan Chase Bank
450 West 33d Street, 15th Floor
Attn:  Institutional Trust Services

Ladies and Gentlemen:

          This Planning Notice is being delivered to you pursuant to Section 2.3(d) of the Funding Agreement (the "Funding Agreement"), dated as of December 27, 2001, between Chautauqua Airlines, Inc., and Agencia Especial de Financiamento Industrial-Finame. This Planning Notice is subject to delivery of any Notice of Borrowing and nothing contained herein shall obligate Chautauqua Airlines to deliver such Notice of Borrowing or to borrow a Direct Loan pursuant hereto. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Funding Agreement.

          1. (a) We intend to finance an aircraft (the "Aircraft") [previously] delivered under the Purchase Agreement.

          The Aircraft is further identified as follows:

                                       FAA REGISTRATION       MANUFACTURER'S
       MANUFACTURER       MODEL            NUMBER              SERIAL NO.

     Embraer          EMB-145LR

     The Engines are further identified as follows:

          MANUFACTURER             MANUFACTURER'S MODEL             SERIAL NO.

     Allison Engine Company
     Inc.                          AE3007A1P
     Allison Engine Company
     Inc.                          AE3007A1P

          Each Engine is of 750 or more rated take-off horsepower or the equivalent of such horsepower.

          (b) The Relevant Net Aircraft Cost of the Aircraft is $______________. The Relevant Maximum Aircraft Cost of the Aircraft is $________________.

          (c) The delivery date of the Aircraft is ___________, ______.

          2. (a) We intend that the Borrower will borrow an amount of $___________ (the "Direct Loan") under the Funding Agreement and the Relevant Loan Agreement, which is less than or equal to the Relevant Net Aircraft Cost of the Aircraft and the Relevant Maximum Aircraft Cost of the Aircraft.

          (b) We may deliver a Notice of Borrowing pursuant to this Planning Notice at any date from and including ___________, ______(1) to and including ___________, ______.(2)

                                                 CHAUTAUQUA AIRLINES, INC.

                                                 By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

----------
(1) Insert date that is the seventh Business Day following the date of the Planning Notice.

(2) Insert date that is the eleventh Business Day following the date of the Planning Notice.

                                                                      SCHEDULE I
                                                            TO FUNDING AGREEMENT

[Intentionally omitted].

                                                                     SCHEDULE II
                                                            TO FUNDING AGREEMENT

                           DELIVERY DATES OF AIRCRAFT

---------------------------------------------------------------------------------------------
                             FAA
  AIRCRAFT                   REG.                                                   BORROWING
    TYPE                     MARK            MSN          ENGINE 1      ENGINE 2       DATE
--------------------------------------------------------------------------------------------
EMB-145LR                  N282SK         145409            311737        311740     1/17/02
--------------------------------------------------------------------------------------------
EMB-145LR                  N283SK         145424            311771        311761     1/17/02
--------------------------------------------------------------------------------------------
EMB-145LR                  N284SK         145427            311772        311768     1/17/02
--------------------------------------------------------------------------------------------
EMB-145LR                  N285SK         145435            311787        311782     1/17/02
--------------------------------------------------------------------------------------------

                                                                    SCHEDULE III
                                                            TO FUNDING AGREEMENT

                             CODE-SHARE AGREEMENTS

1. Code Share and Revenue Sharing Agreement, effective as of March 20, 2001, between American West Airlines, Inc. and Chautauqua Airlines, Inc.

2. Air Services Agreement, dated as of June 11, 2001, between AMR Corporation and Chautauqua Airlines, Inc.

3. Chautauqua Jet Service Agreement, dated as of March 19, 1999, between US Airways, Inc. and Chautauqua Airlines, Inc., as amended as follows:

          (i)       First Amendment, dated as of September 6, 2000.

          (ii)      Second Amendment dated as of December 20, 2000.

          (iii)     Third Amendment, dated as of July 11, 2001.

                                                                     SCHEDULE IV
                                                            TO FUNDING AGREEMENT

                                TREATY COUNTRIES

[*]




---------
* Confidential

                                                                      SCHEDULE V
                                                            TO FUNDING AGREEMENT

                               RELEVANT LIBOR RATE

                                       [*]



---------
* Confidential

                                                                       EXHIBIT A
                                                            TO FUNDING AGREEMENT

                    FORM OF RELEVANT PARTICIPATION AGREEMENT

                        SEE EXHIBIT A TO EXHIBIT 10.45(a)

                                                                     EXHIBIT B-1
                                                            TO FUNDING AGREEMENT

            FORM OF RELEVANT LOAN AGREEMENT (LEVERAGED LEASING LOANS)

                       SEE EXHIBIT B-1 TO EXHIBIT 10.45(a)

                                                                     EXHIBIT B-2
                                                            TO FUNDING AGREEMENT

                 FORM OF RELEVANT LOAN AGREEMENT (DIRECT LOANS)

                                    SEE 10.40

                                                                     EXHIBIT C-1
                                                            TO FUNDING AGREEMENT

          FORM OF RELEVANT SECURITY AGREEMENT (LEVERAGED LEASING LOANS)

                       SEE EXHIBIT C-1 TO EXHIBIT 10.45(a)

                                                                     EXHIBIT C-2
                                                            TO FUNDING AGREEMENT

               FORM OF RELEVANT SECURITY AGREEMENT (DIRECT LOANS)

                                SEE EXHIBIT 10.41

                                                                     EXHIBIT D-1
                                                            TO FUNDING AGREEMENT

                        FORM OF RELEVANT LEASE AGREEMENT

                       SEE EXHIBIT D-1 TO EXHIBIT 10.45(a)

                                                                       EXHIBIT E
                                                        TO THE FUNDING AGREEMENT

                  FORM OF PROCESS LETTER REQUEST AND ACCEPTANCE

                            [Process Letter Request]

Reference is made to the Funding Agreement (the "Funding Agreement") dated as of ______, 2001, between Chautauqua Airlines, Inc. and Agencia Especial de Financiamento Industrial - Finame ("FINAME") and, with respect to Leveraged Leasing Loans (as defined in the Funding Agreement), each of the Participation Agreements listed on Schedule 1 hereto, and for Direct Loans (as defined in the Funding Agreement), each of the Loan Agreements listed on Schedule 2 hereto (together with the Funding Agreement, the "Agreements"). FINAME hereby appoints National Registered Agents, Inc. ("NRAI") located at 440 9th Avenue, 5th Floor, New York, New York 10001, as its agent for service of process in connection with any proceeding in the courts of the State of New York or in the Federal Courts of the United States of America for the District sitting in the State of New York relating to any suit, action or other proceeding arising out of the Agreements. The primary address for the receipt of process by NRAI served under this appointment shall be 440 9th Avenue, New York, New York 10001. The appointment shall be effective from ______, 2001 through ______, 2016 (the "Term") being a rounded total of 15 years.

The responsibility of NRAI shall be to send the legal process received during the Term by a recognized national express courier service to:

FINAME: Agencia Especial de Financiamento Industrial - Finame c/o Diretoria BNDES-Exim 1
                    Av. Repuplica do Chile, No. 100
                    CEP: 20139-900 - Rio de Janeiro RJ
                    Brazil
                    Attention: Diretor de Operacoes - DIREX1
                    Tel:  (011) 55-21-277-7995
                    Fax:  (011) 55-21-220-8244

FINAME will provide NRAI in writing with any changes to its address. NRAI shall have no responsibility for the receipt or non-receipt by FINAME of such legal process. Should such legal process be returned to NRAI for any reason, NRAI shall have no responsibility other than to return such legal process to the sender by first class mail.

FINAME agrees to indemnify, hold harmless and defend NRAI from and against any and all claims, damages, liabilities and causes of action (including attorneys fees and costs) imposed upon, incurred by or asserted against NRAI, directly or indirectly, relating to or arising out of the Agreement; provided, however, that the indemnification shall not extend to willful misconduct or gross negligence by NRAI. This paragraph will survive the expiration or termination of the Term and of the Agreement.

NRAI's invoice for the renewal of this appointment after the first year should be forwarded to:

Chautauqua Airlines, Inc.
2500 S. High School Road
Suite 160
Indianapolis, IN 46241-4943
Attention:

With a copy to:     Embraer-Empresa Brasileria de Aeronautica S.A.
                    Av. Brigaderio Faria Lima, 2170
                    12227-901 Sao Jose dos Campos, SP - Brazil
                    Attention: Senior Manager - Contracts
                    Tel: (011) 5512-345-1410
                    Fax: (011) 5512-345-1257.

A fee of $139 shall renew annually on the anniversary date of the agreement as signed herein. If said annual fee is not paid within 60 days of the renewal invoicing date, NRAI shall have the right to resign as said agent at the expiration of 30 days after mailing written notice of such pending resignation to all parties noted in the agreement.

AGREED:

Agencia Especial de
Financiamento Industrial--Finame         National Registered Agents, Inc.

By:                                      By:
     -------------------------                  --------------------------------
     Name:                                      President or Vice President
     Title:

By:                                             440 9th Avenue, 5th Floor
     -------------------------
     Name:                                      New York, New York 10001
     Title:

                              [Process Acceptance]

                            [INTERCOUNTY LETTERHEAD]

                                     [DATE]

Re:  Agencia Especial de Financiamento Industrial ("FINAME")

Chautauqua Airlines, Inc.
2500 S. High School Road
Suite 160
Indianapolis, IN 46241-4943
Attention:

Ladies and Gentlemen:

          We refer to that certain Funding Agreement, dated as of _____, 2001, between Chautauqua Airlines, Inc. and FINAME (the "Funding Agreement") and, with respect to Leveraged Leasing Loans (as defined in the Funding Agreement), each of the Participation Agreements listed on Schedule 1 hereto, and with respect to Direct Loans (as defined in the Funding Agreement), each of the Loan Agreements listed on Schedule 2 hereto (collectively, the "Agreements").

          Pursuant to Section 8.12 of the Funding Agreement and, with respect to Leveraged Leasing Loans, Section 16.8(c) of each Participation Agreement, and, with respect to Direct Loans, Section 9.11 of each Loan Agreement, FINAME has irrevocably appointed the undersigned (at the undersigned's office located at 440 9th Avenue, 5th Floor, New York, NY 10001, United States), as their agent
(i) upon whom process may be served in any action based on the Agreements which may be instituted in any U.S. Federal or State Court in New York City by any party thereto and (ii) to receive service in the State of New York of all writs, claims, process and summonses in any suit, action or proceeding in the State of New York arising out of or related to the Agreements.

          The undersigned hereby (a) informs you that it accepts such appointment by FINAME as is set forth in Section 8.12 of the Funding Agreement and, with respect to Leveraged Leasing Loans, Section 16.8(c) of each Participation Agreement, and, with respect to Direct Loans, in Section 9.11 of each Loan Agreement, and (b) agrees with you that (i) it will give you prompt notice of any change in its address during such period and (ii) it will forward to FINAME any summons, complaint or other legal process that the undersigned receives in connection with its appointment as such agent.

                                                Very truly yours,

                                                NATIONAL REGISTERED AGENTS, INC.

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                                                                       EXHIBIT F
                                                            TO FUNDING AGREEMENT

                      FORM OF FINANCIAL CLOSING CERTIFICATE

          Reference is hereby made to the Funding Agreement, dated as of December 27, 2001 (as the same may be amended, supplemented or otherwise modified from time to time, the "FUNDING AGREEMENT"), between Chautauqua Airlines, Inc. and Agencia Especial de Financiamento Industrial ("FINAME").

          FINAME hereby acknowledges the satisfaction or waiver of the conditions to closing set forth in Section 5.1 of the Funding Agreement.

          Chautauqua Airlines, Inc. hereby acknowledges the satisfaction or waiver of the conditions to closing set forth in Section 5.2 of the Funding Agreement.

          This Financial Closing Certificate may be executed in counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                                         CHAUTAUQUA AIRLINES, INC.

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                         AGENCIA ESPECIAL DE
                                         FINANCIAMENTO INDUSTRIAL

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

DATE: _____, 2002

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                                                                       EXHIBIT G
                                                            TO FUNDING AGREEMENT

                                    [Omitted]

                                                                       EXHIBIT H
                                                            TO FUNDING AGREEMENT

                                    [Omitted]

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                                                                       EXHIBIT I
                                                            TO FUNDING AGREEMENT

                                    [Omitted]

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                                                                       EXHIBIT J
                                                            to Funding Agreement

                                    [Omitted]

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                                                                       EXHIBIT K
                                                            TO FUNDING AGREEMENT

                                    [Omitted]

                                                                       EXHIBIT L
                                                            TO FUNDING AGREEMENT

                                    [Omitted]

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                                                                       EXHIBIT M
                                                            TO FUNDING AGREEMENT

                                    [Omitted]